                                                                   EXHIBIT 10.27

                                     LEASE


     THIS AGREEMENT, entered into as of September 1, 1998 by and between Liquid Audio a corporation having an office and place of business c/o 810 Winslow St, Redwood City, CA 94063 Connecticut, acting herein by its President hereunto duly authorized (hereinafter referred to as "Lessee"), and New Retail Concepts Ltd, a New York corporation, having a place of business at 21 Bridge Square in the Town of Westport, County of Fairfield and State of Connecticut, acting herein by Dane Benson, it's President, hereunto duly authorized and (hereinafter referred to as "Lessor");

                                  WITNESSETH:

     WHEREAS, Lessee wishes to lease, rent and hire the premises described herein from the Lessor and Lessor wishes to lease same to Lessee; and,

     NOW, THEREFORE, in consideration of the premises and of the sum of One ($1.00) Dollar by each of the parties hereto to the other in hand paid, receipt whereof is hereby acknowledged, the parties hereto convenant and agree that Lessor hereby demises and leases to Lessee, and Lessee hereby hires and takes from Lessor the premises, which are more particularly described in Article 1 of this Lease.

     TO HAVE AND TO HOLD such premises for the term and upon the terms and conditions herein provided.

     IT IS HEREBY MUTUALLY CONVENANTED AND AGREED by and between Lessor and Lessee that this Lease is made upon the foregoing and upon the following agreements, terms; covenants and conditions:

     1.   PREMISES. The Lessor hereby leases to the Lessee and the Lessee hereby
          --------
hires from the Lessor, one office & Shared mailroom/waiting area upon the terms and conditions set forth herein, those certain premises, known as 21 Bridge Square, Westport, Connecticut, consisting of approximately Two hundred fifty
(250) square feet* (the "Demised Premises"), in the shopping center located at Bridge Square and Riverside Avenue, Westport, Connecticut, the entire premises being described in Exhibit A attached hereto and known as Bridge Square (hereinafter the "Center"). The Demised Premises are more particularly set forth on the floor plan, attached hereto as Exhibit B, and incorporated herein by reference.

     2.   REPRESENTATIONS. Lessor warrants and represents that it has the full
          ---------------
right as a bona fide tenant of Mill Pond Farm, power and authority to enter into this Lease for the term herein granted, and to grant the rights to the Lessee herein contained. [INSERT RIDER - SEE ATTACHED]

     Lessee hereby acknowledges and represents that neither the Lessor nor Lessor's agents have made any representations or

     Square Footage used to indicate approximate size of space Leased and not to form a critical condition of this Lease.

     * Square Footage used to indicate approximate size of space Leased not to form a critical condition of this Lease.

promises with respect to the Demised Premises and/or the Center except as are herein expressly set forth. Lessee acknowledges that it has examined the Demised Premises and accepts them in their present condition.

     3.   USE. Lessee may use and occupy the Demised Premises as an
          ---
administrative office, and only of the Lessee and for no other purpose or purposes whatsoever. Lessee shall not use or knowingly permit any part of the Demised Premises and/or the Center to be used for any unlawful purpose, nor shall the Lessee use or occupy or permit the Demised Premises and/or the Center to be used or occupied, nor do or permit anything to be done in or on the Demised Premises and/or the Center, in a manner which will in any way violate any certificate of occupancy or ordinance, rule or regulation affecting the Demised Premises and/or the Center, or make void any insurance then in force with respect thereto, or which will make

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it impossible to obtain fire or other insurance required to be furnished hereunder, or which will cause or be reasonably likely to cause structural damage to the building or any part thereof, or which will constitute a public or private nuisance, and shall not use or occupy or permit the Demised Premises and/or the Center to be used or occupied in any manner which will violate any laws or regulations of any governmental authority.

     4.   TERM. The term of this Lease shall be 6 months commencing on Sept 1,
          ----
1998 and terminating at 12:00 o'clock midnight on February 28, 1999.

     5.   BASE RENT. The total base rent for the term hereof shall be the sum of
          ---------
Four thousand two hundred dollars (4200.00) plus a pro-rated share of utilities.

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DOLLARS in lawful money of the United States. Said rent shall be payable in monthly installments of: Seven hundred dollars (700.00) plus utilities as defined on page 4 per month, in advance, upon the first day of each and every month commencing on Sept 1, 1998 and on the first day of each month thereafter, through and including February 1, 1998, subject to the increments as provided hereinbelow.

     Said rent shall be payable by the Lessee, to the Lessor, at the Lessor's offices at 21 BRIDGE SQUARE Westport, Connecticut 06880, or to such other person, firm or corporation or at such other place or places as the Lessor shall designate, from time to time, in writing. In the event the Lessee shall fail to pay the base rent and any additional rent reserved and provided for herein within ten (10) days after same shall become due, the Lessee shall pay to the Lessor, as further additional rent, a late fee equal to five (5%) percent of each base and additional rental installment then due hereunder, in addition to such base and additional rental installment and other payments then due, which the parties agree is a reasonable estimate of the sums necessary to cover the Lessor's additional expenses occasioned by such late payment. In addition to the late fee rent payments received after the tenth (10th) day after same shall become due will accrue interest after the first day after same shall become due at twelve (12) percent per annum.

     6.   ADDITIONAL RENT. A. In the event of any dispute or action by Lessor
          ---------------
claiming default by Lessee under any terms of this Lease, Lessee agrees to pay as additional rent, all expenses, disbursements, outlays, advances, costs and attorneys' fees plus interest at the rate of twelve (12%) percent per annum and costs of collection which the Lessor may incur in effecting or enforcing any of the terms of this Lease or the Lessee's obligations hereunder, whether or not formal court proceedings are commenced, unless the dispute is resolved in Lessee's favor. Any such expenses, disbursements outlays, advances and attorneys fees, together with interest at the rate of twelve (12%) percent per annum, shall be paid by Lessee to Lessor within ten (10) days of rendition of any bill or statement to Lessee therefor. In the event the Lessee shall fail to pay the additional rent as provided for herein within ten (10) days after same shall become due, the Lessee shall pay to the Lessor, as additional rent, a late fee equal to five (5%) percent of such additional rent in addition to such additional rent.

     B. In the event that the Lessee shall make any alterations, modifications, installations, improvements or decorations upon the Demised Premises which alterations, modifications, installations, improvements or decorations shall increase or cause to be increased the Center operating costs and/or real estate taxes and/or sewer assessments, sewer use charges, sewer interest or other sewer charges, or other municipal, state or other assessments, the additional rent required to be paid by the Lessee as provided for herein shall be revised and increased to reflect ?? such increases.

     D. Lessor reserves the right to stop the heating, plumbing and electric systems, when necessary, by reason of accident, or emergency, or for repairs, alterations, replacements or improvements, in the judgement of Lessor necessary to be made until said repairs, alterations, replacements or improvements shall have been completed. Lessor will make an effort to give reasonable notice of such stoppages except in the event of an accident or emergency or other stoppage beyond Lessor's control. And Lessor shall have no responsibility or liability for failure to supply heat, elevator, plumbing and electric service, during said period or when prevented from so doing by strikes, accidents or by any cause beyond Lessor's control, or by laws, order or regulations of any federal, state or municipal authority, or failure of oil or other suitable fuel supply, or inability byexercise of reasonable diligence to obtain oil or other suitable fuel.

     E. The parties agree that the heating seasons shall be the periods between September 15 and the following May 15 and that the cooling seasons shall be the periods between May 15 and the following September 15. Lessee shall, in any event, cause and keep entirely unobstructed all of the vents, intakes, outlets and grilles at all times and shall comply with and observe all regulations and requirements prescribed by Lessor for the proper functioning of the heating, ventilating and air-conditioning systems,

     7.   GARBAGE. All garbage and refuse shall be kept in the kind of container
          -------
specified by Lessor and shall be placed outside of the Demised Premises prepared for collection in the manner and at the times and places specified by Lessor. If Lessor shall provide or designate a service for picking up refuse and garbage, Lessee shall use same at Lessee's cost. Lessee shall pay the cost of removal of any of Lessee's refuse and rubbish.

     8.   SECURITY. Lessee has deposited with Lessor, in connection with an
          --------
existing lease, the sum of seven hundred ($ 700.00) DOLLARS as security. This security deposit will continue to be held by the Lessor for the faithful performance and observance by Lessee of the terms, covenants, provisions and conditions of this Lease. It is agreed that in the event Lessee defaults in respect of any of the terms, covenants, provisions and conditions of this Lease, including, but not limited to, the payment of base rent and additional rent, Lessor may use, apply or retain the whole or any part of the security so deposited to the extent reasonably required for the payment of any base rent and additional rent or any other sum as to which Lessee is in default or for any sum which Lessor may expend or may be required to expend by reason of Lessee's default in respect of any of the terms, covenants and conditions of this Lease, including but not limited to, any damages or deficiency in the reletting of the Demised Premises, whether such damages or deficiency occurred before or after summary proceedings or other re-entry by Lessor. In the event that Lessee shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, then, and in such event, upon the expiration hereof, the Lessor shall return to the Lessee said security, without interest thereon; on such date. In the event of a sale, transfer or conveyance of the Lessor's entire interest in the premises of which the Demised Premises form a part, Lessor shall have the right to transfer the security to the Transferee/Purchaser, who shall be bound by the Lessor's obligations hereunder and Lessor shall thereupon be released by Lessee from all liability for the return of such security; and Lessee agrees to look to the new Lessor solely for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Lessor. Lessee further convenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Lessor nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

     9.   ALTERATIONS. Lessee shall make no alterations decorations,
          -----------
installations, additions or improvements in or to the Demised Premises, including, but not limited to, any air-conditioning or cooling system, unit or part thereof or other apparatus of like or other nature, without Lessor's prior written consent, which consent shall not be unreasonably withheld, and then only by contractors or mechanics approved by Lessor. If Lessor does not give its written consent within two (2) weeks of its receipt of a request therefor, which request is accompanied by the plans for such alterations and improvements, such consent will be deemed to have been given. If any such alterations, additions or improvements are made without such consent, the Lessor shall have the right to correct or remove them, and the Lessee shall be liable for any and all expense incurred by the Lessor in the performance of this work. All such work, alterations, decorations, installations, additions or improvements shall be done at Lessee's sole expense. All alterations, decorations, installations, additions or improvements upon the Demised Premises, made by either party, including all paneling, decorations, partitions, railings and the like, shall become the property of the Lessor, without payment therefor by the Lessor, and shall remain up and be surrendered with, said Demised Premises, as a part thereof, at the end of the term or any ?? or extension hereof, as the case may be. Nothing contained herein shall prohibit the Lessee from removing any and all trade fixtures and/or other items, the removal of which will not cause damage to the premises, provided the premises are restored to their former condition at Lessee's sole cost and expense.

     Any and all personal property placed or installed in the Demised Premises by the Lessee which shall continue to remain the property of the Lessee shall be removed from the Demised Premises upon the expiration of the term hereof. The Lessee shall not place a load upon any floor of the Demised Premises exceeding 125 pounds per square foot and the Lessor reserves the right to prescribe the weight and position of all safes and other heavy equipment installed or located in or upon the Demised Premises by the Lessee.

     The Lessee shall not permit any mechanics' or materialmen's liens to be filed against the Demised Premises or the land and building of which the Demised Premises form a party nor against the Lessee's leasehold interest in the Demised Premises. If any such liens are so filed, and not discharged by the Lessee within sixty (60) days thereafter, the Lessor, at its election, may-pay and satisfy the same and in such event the sum so paid by the Lessor, together with interest thereon at the rate of 12% per annum from the date of payment, shall be deemed to be additional rent, due and payable by the Lessee immediately, without notice or demand therefor.

     Any improvements undertaken by the Lessee shall be at the Lessee's sole cost and expense. All plans and specifications for such proposed improvements shall be submitted to the Lessor for prior written approval at the time that Lessee requests Lessor's consent for such improvements. All such improvements shall be in conformance with any and all applicable building, safety, fire, planning, zoning, health, or any and all other required codes, ordinances, laws, rules and regulations. Lessee shall obtain any required permits at its cost. Lessee shall be responsible for any and all architectural, design, construction and related fees or expenses in connection with any such improvements to the Demised Premises. A violation of this provision shall be deemed to be a breach of this Lease and a covenant herein.

     10.  REPAIRS. Lessee shall take good care of the Demised Premises
          -------
(including plate glass and all doors) and the fixtures and appurtenances therein. All damage or injury to the Demised Premises and to its fixtures, appurtenances and equipment or to the building of which the same form a part resulting from fire, explosion, air conditioning unit or system, short circuits, flow or leakage of water, steam, or by frost or by bursting or leaking of pipes or plumbing works, or any other cause or condition, or any damage or injury caused by the Lessee in moving in or out of the building, or installing or removing any of the Lessee's property or fixtures, or from any other cause of any other kind or nature whatsoever due to carelessness, omission, neglect, improper conduct or other cause of Lessee, its servants, employees, agents or licensees shall be repaired and restored promptly by Lessee at its sole cost and expense to the reasonable satisfaction of Lessor. If Lessee fails to commence such repairs or restorations upon twenty (20) days written notice by the Lessor to the Lessee to commence such repairs, but due allowance shall be made for what are commonly known as "Labor Troubles" or other causes beyond the control of Lessee, same may be made by Lessor at the expense of Lessee and collectible as additional rent or otherwise and shall be paid by Lessee within fifteen (15) days after rendition of a bill or statement therefor. There shall be no liability on the part of Lessor by reason of inconvenience, annoyance or injury to business arising from Lessor, Lessee or others making any repairs, alterations or improvements in or to any portion of the building of which the Demised Premises form a part, or in or to fixtures, appurtenances, for equipment thereof, and no ability upon Lessor for failure of Lessor or others to make any repairs, alterations, additions or improvements in or to any portion of the building or of the Demised Premises, or in or to the fixtures, appurtenances or equipment thereof. Lessee shall not commit or permit to be committed any act or thing contrary to the applicable state, town and county health, sanitation, safety and building laws and ordinances, nor shall the Lessee cause or permit any waste, damage or injury to the Demised Premises.

the Lessee shall maintain upon all of its own equipment, furniture, fixtures, trade fixtures or other inventory or physical assets upon the demised premises, full replacement cost insurance in the event of casualty or loss in broad form casualty, including coverage for malicious mischief and/or vandalism. Said policies shall be maintained with the prohibition against cancellation without Notice to the Lessor and the Lessee shall, from time to time, furnish to the Lessor certificates of the existence of said policies and the payment of premiums therefor. Any proceeds payable by the insurer to the Lessee pursuant thereto shall be taken and held by the Lessee, to be used solely for the replacement of any of the insured articles owned by the Lessee and located on the demised premises within the demised premises and for no other purpose.

     12.  DAMAGE AND DESTRUCTION. In the event that the Demised
          ----------------------

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Premises shall be partially damaged by fire or the elements, the Lessee shall give immediate notice thereof to the Lessor, and the same shall be repaired at the expense of the Lessor as speedily as possible (but due allowance shall be made for any delay arising in connection with adjustment of the fire insurance loss, or from what are known as "Labor Troubles", or other causes beyond the control of the Lessor) and the rent accruing shall not cease; in the event that the damage should be so extensive so as to render the Demised Premises untenantable, the rent shall cease until such time as the Demised Premises shall again be put in repair, but in the event of the building being damaged by fire or otherwise to such an extent as to render it necessary in the judgment of the Lessor to rebuild the same (and whether or not the Demised Premises be affected), then, at the Lessor's election, upon notice to the Lessee, and from thenceforth this Lease shall cease and come to an end, and the rent shall be apportioned and paid up to the date of such damage. If the Demised Premises are untenantable and if the Lessor shall not have repaired such damage within one ninety (90) days, or if said damage shall not be repairable within said one hundred ninety (90) days, from the date of such loss, then in either event, this Lease shall be terminable at the option of the Lessee or the Lessor upon written Notice pursuant to the provisions of this Lease furnished to the other party.

     If the Demised Premises shall be partially damaged, the base rent, but not additional rent, shall be abated to an extent corresponding to the part so damaged and for the period during which the partially damaged Demised Premises cannot be reasonably utilized by the Lessee.

     13.  COMPLIANCE WITH APPLICABLE LAWS. The Lessee, at its sole expense,
          -------------------------------
shall comply with all of the laws, orders and regulations of Federal, State, County and Municipal Authorities, and with any direction of any public officer or officers, pursuant to law, which shall impose any violation, order or duty with respect to the Demised Premises, or the use or occupation thereof. Lessee shall not do or permit to be done any act or thing upon the Demised Premises, which will invalidate or be in conflict with fire insurance or liability insurance policies covering the building of which the Demised Premises form a part, and fixtures and property therein, and shall not do, or permit to be done, any act or thing upon the Demised Premises which shall or might ?? subject Lessor to any liability or responsibility for injury to any person or persons or to property by reason of any business or operation being carried on upon the Demised Premises or for any other reason. Lessee, at its sole expense, shall comply with all rules, orders, regulations or requirements of the Board of Fire Underwriters, or any other similar body, and shall not do, or permit anything to be done, in or upon the Demised Premises, or bring or keep anything therein, except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction and then only in such quantity and manner of storage as not to increase the rate for fire insurance applicable to the building, or use the Demised Premises in a manner which shall increase the rate of fire insurance on the building of which the Demised Premises form a part, or on property located therein, over that in effect prior to this Lease. If by reason of failure of Lessee to comply with the provisions of this paragraph, the fire insurance rate shall be higher than it otherwise would be then Lessee shall reimburse Lessor, as additional rent hereunder, for that part of all fire insurance premiums and/or liability insurance premiums thereafter paid by Lessor, which shall have been charged because of such failure or use by Lessee and shall make such reimbursement upon the first day of the month following such outlay by Lessor.

     14.  LIMITATION OF LIABILITY. If Lessor or any successor in interest
          -----------------------
thereto, be an individual, joint venture, limited partnership, tenancy in common, co-partnership, unincorporated association, or other unincorporated aggregate of individuals (all of which are referred to below individually and collectively as an "unincorporated landlord") then anything in this Lease to the contrary notwithstanding; Lessee shall look solely to the estate and property of the unincorporated landlord in the Demised

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Premises for the satisfaction of Lessee's respective remedies for the collection of a judgment (or other judicial process) requiring the payment of money in the event of any default or breach with respect to any of the terms, covenants and conditions of the lease to be observed and/or performed by Lessor, and no other property or assets of such unincorporated landlord, or any general or limited partner thereof, shall be subject to levy, execution, deficiency judgment, or other enforcement procedure for the satisfaction of the remedies of Lessee.

     16. SIGNS. The Lessee shall not expose any sign, advertisement, illumination or
     -----
projection of any kind whatsoever in or about windows, or inscribed or affixed upon any part of the exterior of the Demised Premises, or in the building of which they form a part, without the written consent and approval of Lessor.

     17.  MORTGAGE SUBORDINATION. This Lease and all rights of the
     ----------------------

Lessee hereunder are and shall be subject and subordinate to all security liens, to lenders or mortgagees, mortgages and deeds of trust which may now or hereafter affect the Demised Premises or the building in which same are situated or the land upon which said building is located and to all renewals, modifications, consolidations, replacements and extensions thereof. This clause shall be self-operative and no further instrument of subordination shall be required by any mortgagee. In confirmation of such subordination, Lessee shall execute promptly any certificate that Lessor may request, and in no event later than ten (10) days after request by Lessor. The Lessee hereby constitutes and appoints the Lessor as the Lessee's attorney in fact to execute any such certificate or certificates for and on behalf of the Lessee if Lessee fails to execute any such certificate within ten (10) days after request by the Lessor. Lessor shall use its best efforts to obtain the agreement of any subsequent mortgage that it will not disturb Lessee's tenancy upon a foreclosure so long as Lessee is not in default under this Lease.

     18.  EVENTS OF DEFAULT. In the event that the Lessee shall default in the
          -----------------
payment of the base rent or additional rent or shall violate or fail to perform each and every covenant and provision herein contained, or in the event that the Lessee shall abandon the Demised Premises or leave them vacant for a period of (15) days, then this Lease, if the Lessor shall so elect, shall terminate ten (10) days after notice of such election by the Lessor shall have been sent by the Lessor to the Lessee at the Demised Premises; (except in the case of non-payment of base or additional rent, for which no notice shall be required), and thereupon (unless the Lessee shall have completely removed or cured said default) this Lease shall cease and come to an end as if that were the day originally fixed herein for the expiration of the term hereof. The Lessee expressly waives service of a Notice to Quit in an action of summary process brought for non-payment of rent. Thereupon, said Lessor or Lessor's agents or ?? representatives may re-enter said Demised Premises either by force or otherwise, dispossess the Lessee or his legal representatives or any occupant of the Demised Premises by summary proceedings or otherwise and remove their effects, it being understood that no demand for rent and no re-entry for condition broken, as at common law shall be necessary to enable Lessor to recover possession pursuant to the Summary Process Statute and hereby expressly waives any such demand and re-entry. If the Lessor so elects, Lessor may re-let the Demised Premises as the agent for the Lessee or otherwise, and receive the rent therefor, applying the same first to the payment of such expenses as the Lessor may be put to in entering and letting, and then to the payment of the base and additional rent payable under this Lease and the fulfillment of the Lessee's covenants hereunder; the balance (if any) to be paid by the Lessee who shall remain liable for any deficiency. Suit or suits for the recovery of such deficiency or damage may be brought by the Lessor, from time to time, at the election of the Lessor and nothing herein shall be deemed to require the Lessor to await the date whereon the lease or the demised term would have expired by limitation had there been no such default by the Lessee.

     In the event that the Lessee shall become bankrupt or shall make a voluntary assignment for the benefit of creditors, or in the event that a receiver of the Lessee shall be appointed, or in the event of any proceedings filed by or against the Lessee under the Bankruptcy Code or in State Court receivership proceedings, then, at the option of the Lessor, and upon ten (10) days notice to the Lessee of the exercise of such option, this Lease shall cease and come to an end.

     19.  CONDEMNATION. If the Demised Premises shall be taken or condemned in
          ------------
whole or in part for public purposes, then the term of this Lease shall, at the option of the Lessor, forthwith cease and terminate, the Lessor receiving the entire award for land and building; the current rent, however, shall in such case abate proportionately. Nothing herein contained shall be deemed or construed to prevent the Lessee from interposing and prosecuting in any condemnation proceedings a claim for the value of any fixtures or improvements installed in or made to the Demised Premises by the Lessee or a claim for moving and relocating expenses.

     The use of term "taken or condemned" as used in the Lease shall include any voluntary conveyance by the Lessor of the demised premises or any interest therein to any public or quasi-public authority having the power of eminent domain which voluntary conveyance is made as a result of a negotiation arising out of a threat or intent to acquire the property by eminent domain proceedings. The right of the Lessee to recover moving and relocating expenses in the event of a condemnation shall be limited to those which are recoverable by a tenant administratively so long as it does not diminish the full amount otherwise recoverable in such proceeding by the Lessor.

     20.  HOLD OVER. Lessee shall have no right to hold over after the
          ---------
expiration of the term granted herein. In the event the Lessee shall, for any reason, remain in possession after the expiration of the term hereof, such possession shall be as a month-to-month tenancy during which time Lessee's base rent for the first month shall be the monthly rent for the last month of the term hereof, increased by twenty-five (25%) percent thereabove, and thereafter, for each month the Lessee may occupy the Demised Premises, Lessee's base rent shall be increased by twenty-five (25%) percent of the preceding month's rent. In addition, Lessee shall be liable for the other covenants, terms, and conditions set forth herein.

     21.  QUIET ENJOYMENT. Lessor covenants that Lessee, upon performing all its
          ---------------
obligations as contained in this Lease, shall peacefully and quietly have, hold and enjoy the Demised Premises in its entirety and its appurtenances throughout the term hereof without hindrance, ejection or molestation by Lessor or any person lawfully claiming by, from, under or through Lessor.

     22.  OBLIGATION TO PAY RENT. The obligation of Lessee to pay rent hereunder
          ----------------------
and perform all of the other covenants and agreements hereunder on part of Lessee to be performed shall in no way be affected, impaired or excused because Lessor is unable to fulfill any of its obligations under this Lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make or is delayed in making repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures.

     If any of the aforedefined services are interrupted due to the fault of the Lessor, or if any of such services are interrupted without fault of the Lessee which services are an obligation of the Lessor to provide hereunder, the Lessor convenants and agrees that it will use reasonable commercial efforts to obtain the re-establishment of such service. In determining whether or not the Lessor has used reasonable commercial efforts, under the conditions herein defined as incumbent upon the Lessor, any act outside of the direct control of the Lessor and generally classified under the provisions of force majeure shall extend the Lessor's period of time for the re-establishment of any of the aforedefined services following their interruption.

     23.  LESSOR'S RIGHT OF ENTRY. Lessor or Lessor's agents shall have the
          -----------------------
right to enter the Demised Premises at all reasonable times during business hours and, except for emergencies, only after having notified Lessee a reasonable period of time prior thereto, to examine the same, and to show them to prospective purchasers or lessees of the building, and to make such repairs, or alternations, as the Lessor may deem necessary or desirable and Lessor shall be allowed to take all material into and upon said Demised Premises that may be required therefor without the same constituting an eviction of Lessee in whole or in part and the rent reserved shall in no way abate while said repairs, alterations, improvements, or additions are being made, by reason of loss or interruption of business of Lessee, or otherwise Lessor will do such work in a timely fashion and with as little interruption to Lessee's business as is possible under the then existing circumstances. Nothing herein contained, however, shall be deemed or construed to impose upon Lessor any obligation, responsibility or liability whatsoever, for the care, supervision or repair of the Demised Premises or the building or any part thereof, other than as herein provided.

     24.  INDEMNIFICATION: The Lessor or its agents shall not be liable for any
          ---------------
damage to property of Lessee or of others entrusted to employees of the building, nor for the loss of or damage to any property of the Lessee. Lessor or its agents shall not be liable for any injury or damage to Lessee or other persons or property resulting from fire, explosion, falling plaster, steam, electricity, water, rain or snow or leaks from any part of said building or from the pipes, appliances or plumbing works or from the roof, street or sub-surface or from any other place or by dampness or by any other cause of whatsoever nature, nor shall the Lessor or its agents be liable for any such damage caused by other lessees or persons in said building or caused by operations in construction of any private, public or quasi public work; nor shall Lessor be liable for any defects, latent or otherwise, in the Demised Premises or in the building of which they form a part. Lessee shall reimburse and compensate Lessor as additional rent within sixty (60) days after rendition of a statement for all expenditures made by or damages or fines sustained or incurred by, Lessor due to non-performance or non-compliance with or breach or failure to observe any term, covenant or condition of this Lease upon Lessee's part to be kept, observed, performed or complied with. Lessee shall give immediate notice to Lessor in case of fire or accidents in the Demised Premises or in the building or defects therein or in any fixtures or equipment. The Lessor further assumes no liability or responsibility whatsoever with respect to the conduct and operation of the Lessee's business to be conducted in the Demised Premises nor shall the Lessor be liable for any accident, damage or injury to any person or persons or property in or about the Demised Premises which are caused by the conduct and operation of said business or by virtue of equipment or property of the Lessee in or upon said premises.

     25.  BROKER. This lease is consummated by the Lessor in reliance on the
          ------
representation of the Lessee that no brokers or agents brought the Demised Premises to the Lessee's attention or were, in any way, a procuring cause of this Lease. The Lessor represents to the-Lessee that no brokers or agents have any exclusive agency listing on the Demised Premises. The Lessee hereby agrees to indemnify and hold harmless the Lessor against the claim of any brokers or agents for a commission due by reason of this Lease, where it is alleged that said brokers or agents called the Demised Premises to Lessee's attention or interested Lessee therein, said indemnity to include all costs of defending any such claim, including reasonable attorneys' fees:

     26.  NOTICES. Whenever it is provided herein that notice, demand, request
          -------
or other communication shall or may be given to or served upon either of the parties by the other, and whenever either of the parties shall desire to give or serve upon the other any notice, demand, request or other communication with respect hereto or the Demised. Premises, each such notice, demand, request or other communication shall be in writing and, any law or statute to the contrary notwithstanding, shall not be effective for any purpose unless the same shall be given or served as follows:

     A. If given or served by Lessor, by mailing the same to Lessee by registered mail or certified mail, postage prepaid, return receipt requested to:
GARY IWATANI LIQUID AUDIO, INC 810 WINSLOW ST. REDWOOD CITY, CA 94063 FAX: (650) 549-2099 such other address as Lessee may from time to time designate by notice given to Lessor by registered mail or certified mail.

     B. If given or served by Lessee, by mailing the same to Lessor by registered mail or certified mail, postage prepaid, return receipt requested, addressed to Lessor, New Retail Concepts Inc., 21 Bridge Square Westport, Connecticut. 06880, or at such other address as Lessor may from time to time designate by notice given to Lessee by registered mail or certified mail.

     27.  DOCUMENTS. Lessor and Lessee shall execute all necessary
          ---------
afterdocuments required to carry out the terms of this Lease.

     28.  SUCCESSION. This agreement shall inure to the benefit of and be
          ----------
binding upon the respective parties hereto and their respective heirs, successors and, except as otherwise provided in this Lease, assigns.

     29.  CHANGES AND WAIVER. This lease or any covenants, agreements, or
          ------------------
conditions contained herein cannot be terminated, altered, waived or modified in any way on behalf of the Lessor except by an instrument in writing. Receipt of rent shall not be deemed or construed to be a waiver of any other rent or charges due or of the rights of the Lessor under a breach of any covenants or conditions herein contained, nor shall any waiver be claimed as to any provisions of this Lease unless the same be in writing. Acceptance of the keys shall not be tantamount to or evidence of a surrender. The failure of Lessor to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this Lease, or any of the rules and regulations set forth or hereafter adopted by Lessor, shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation.

     30.  ENTIRE AGREEMENT. This Lease contains the entire agreement between the
          ----------------
parties and shall not be modified in any manner except by an instrument in writing executed by the parties. Any correspondence, communications or other agreement or understanding with respect to this transaction occurring at or prior to the execution and delivery hereof is superseded by this agreement and shall be of no affect in interpreting this agreement. If any term or provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

     31.  GOVERNING LAW. This lease shall be governed by, construed, and
          -------------
enforced in accordance with the laws of the State of Connecticut. Lessor and Lessee each hereby consent to the jurisdiction of the court for the State of Connecticut for the purposes of any action between them arising out of this Lease and further consent to service of process in the manner provided for the giving of notice provided for herein.

     32.  PARAGRAPH HEADINGS. The paragraph headings appearing in this Lease are
          ------------------
intended only for the convenience of reference, and are not to be considered in construing this instrument.

     33.  RECORDING. Lessee shall not record this Lease without the written
          ---------
consent of Lessor. However, upon the request of either party hereto the other party shall join in the execution of a memorandum or so-called "short form" notice of this Lease for the purposes of recordation. Said memorandum or notice of this Lease shall describe the parties, the Demised Premises and the term of this Lease.

     34.  PARKING AREA. All parking areas located on the premises of the Center
          ------------
and designated by the Lessor for general use shall be used in common by the Lessee, during the term hereof, or any renewal or extension hereof, with all other tenants of the center and their employees and customers. Such use shall be subject to the reasonable rules and regulations, if any, promulgated, from time to time, by the Lessor. The Lessor reserves the right to change, alter or relocate the parking area.

     35.  YIELD UP. At the expiration of the term hereof, or any renewal or
          --------
extension hereof, or earlier termination of this Lease,

Lessee agrees to surrender all keys to the Demised Premises and the building; to remove all of its personal property on the Demised Premises; and to yield up said premises (including all installations and improvements made by Lessee except for trade fixtures), broom-clean and in the same good order and repair in which Lessee is obligated to keep and maintain said premises by the provisions of this Lease, reasonable wear and tear and damage by fire or other casualty excepted. Lessee will repair any and all damages caused by or resulting from any such removals. Any property not so removed within thirty (30) days after such expiration or termination date shall be deemed abandoned and may be removed and disposed of by Lessor in such manner as Lessor shall determine and Lessee shall pay Lessor the entire cost and expense incurred by it in effecting such removal and disposition and in making any repairs and replacements to the said premises resulting from such removal. Lessee shall further indemnify Lessor against all loss, cost and damage resulting from Lessee's failure and delay in surrendering said premises as above provided.

     36.  NO ACCORD AND SATISFACTION. No acceptance by the Lessor of a lesser
          --------------------------
sum than the base rent, additional rent or any other charge(s) then due shall be deemed to be other than on account of the earliest installment of such base rent, additional rent or charge(s) due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as base rent, additional rent or other charge(s) be deemed an accord and satisfaction, and Lessor may accept such check or payment without prejudice to Lessor's right to recover the balance of such installment or pursue any other remedy provided in this Lease as at law or in equity.

     37.  ESTOPPEL CERTIFICATE. Upon not less than ten (10) days prior request,
          --------------------
the Lessee agrees, in favor of the Lessor, to execute, acknowledge and deliver a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if there have been any modifications that the same are in full force and effect as modified and stating the modifications), and the dates to which the rent, additional rent and other charge(s) have been paid and any other information reasonably requested.

     38.  LESSEE'S REPRESENTATIONS. A. Lessee is a corporation, duly organized,
          ------------------------
validly existing and in good standing under the laws of the State of California, with full power and authority to conduct its business as provided herein and is duly authorized to enter into this Lease and has taken all action required to authorize the Lessee to enter into this Lease.

     B. The individual executing the Lease on behalf of the Lessee is duly authorized to execute and deliver the Lease on behalf of the Lessee.

     C. Lessee shall furnish Lessor with duplicate original documents evidencing the actions taken with respect to the above.

     D. The business of the Lessee will be conducted at its own expense and in such a manner as not to create any nuisance nor to interfere with, annoy, or disturb other tenants or the Lessor in the management of the Center.

     E. Lessee shall conduct its business in the Demised Premises in a dignified manner condition

     F. Lessee shall arrange for loading and unloading of goods to be done only at such times, in such areas, and through such entrances as may be designated for such purposes by the Lessor.

     G. Lessee has examined the Demised Premises before taking possession and Lessee's entry into possession is conclusive evidence that as of the date thereof the Demised Premises were in good order and satisfactory condition and that the Lessee was and is fully satisfied with their physical condition; subject to

     H. Lessee hereby represents to Lessor that Lessee has reviewed Exhibit B and has received a copy of the floor plan of the Center, all of which relate to the Demised Premises.

     40.  RULES AND REGULATIONS. Lessee and Lessee's servants, employees,
          ---------------------
agents, visitors, and licensees shall observe faithfully, and comply strictly with such reasonable Rules and Regulations as Lessor or Lessor's agents may, from time to time, promulgate, adopt, or amend, and which Lessor may deem desirable for the safety, care, cleanliness and use of the Demised Premises and/or the Center, for the comfort and convenience of other tenants, and for the preservation of good order therein, which rules, when so made and notice thereof given to the Lessee, shall have the same force and effect as if originally made a part of this Lease. Such other and further rules shall not, however, be inconsistent with the proper and rightful enjoyment by the Lessee of the Demised Premises.

     41.  NEGATIVE COVENANTS OF LESSEE. The Lessee covenants that it shall not
          ----------------------------
do any of the following without the prior written consent of the Lessor:

     A. Use or operate any machinery that, in the Lessor's opinion is harmful to the premises or disturbing to other tenants in the premises of which the Demised Premises are a part, or use any loudspeakers, televisions, phonographs, radios or other devices in a manner so as to be heard or seen outside of the Demised Premises, or display merchandise on the exterior of the Demised Premises either for sale or for promotional purposes.

     B. Attach any awning, antenna, or other projection to the roof or the outside walls of the Demised Premises or the building of which the Demised Premises are a part.

     C. Conduct any auction, fire, bankruptcy, selling out, or going out of business sale on or about the Demised Premises.

     D. Solicit business for itself, or permit its licensees or concessionaires to solicit business in the parking or other common areas, nor shall any of them distribute any handbills or other advertising matter in or on automobiles parked in a parking area or in other common areas.

     E. Store or permit boxes, paper, garbage, rubbish or debris to remain in or around the Demised Premises or the Center except in areas and/or containers specified by Lessor.

     42.  PERSONAL PROPERTY. The Lessee agrees that all of its personal
          -----------------
property, inventory, fixtures, automobiles, and other property and improvements kept in the Demised Premises or in the common property area will be kept there at the sole risk of the Lessee or the owners thereof. Except for Lessor's gross negligence or willful acts, the Lessee hereby waives any and all claims, of any kind and nature, it may have against the Lessor for any injury, damage, destruction, or otherwise to the aforesaid property in the Demised Premises. Lessee acknowledges that Lessor has advised Lessee to insure the aforesaid property against losses.

     43.  TRANSFER OF DEMISED PREMISES. If the Lessor or Lessor's successor or
          ----------------------------
assigns transfers ownership of the Demised Premises, the Lessee agrees to look solely to the new owner for the performance of this Lease from the date of such transfer. The Lessor agrees to give the Lessee written notice of any transfer. No such transfer by Lessor shall terminate any obligation or liability to Lessee which accrued prior to such transfer.

     44.  INTERPRETATIONS. This instrument is executed and designed to be
          ---------------
performed within the jurisdiction of the State of Connecticut and, therefore, the laws of the State of Connecticut shall pertain to its interpretation and enforcement. Each party hereto does hereby irrevocably confer jurisdiction upon the Courts of the State of Connecticut and consent to be served with civil process returnable to the said Courts notwithstanding the residence of any of the parties hereto at the time of such service. The term "Courts of the State of Connecticut" shall include any federal court exercising jurisdiction within the State of Connecticut.

     45.  ARBITRATION. Except for claims or disputes arising out of or by virtue
          -----------
of the claim by the Lessor of nonpayment of any rent, tax rent, CAM rent or additional rental due and payable hereunder, the parties agree to resolve such other disputes as may arise as between them out of or by virtue of the provisions of this Lease by arbitration pursuant to the Rules of the American

Arbitration Association under an application for arbitration before that Association, which arbitration shall be conducted within Fairfield County, Connecticut. All disputes relating to nonpayment of rent, the amount of rent or the collection of rent including actions for summary process are hereby expressly reserved to the judicial process and may be recovered or pursued by the Lessor pursuant to judicial process before the Courts of the State of Connecticut. The interpretation of what shall be an issue relating to the ascertainment of, or the collection of rent or nonpayment of rent, is hereby expressly removed from the jurisdiction of any arbitrators and is expressly conferred upon the judicial processes of the Courts of the State of Connecticut. In the event of any arbitrable dispute, the arbitrators shall determine who shall bear the costs of arbitration and/or attorney's fees in the course of such proceeding and whether or not interest may be chargeable upon any amounts awarded to the successful party in any such arbitration. The ascertainment of the payment of interest, attorney's fees or costs of any judicial proceedings permitted hereunder shall be made by the judicial process before which such proceeding is returned and litigated.

     46.  COMMERCIAL TRANSACTION. THIS LEASE IS A "COMMERCIAL TRANSACTION" AS
          ----------------------
DEFINED IN SECTION 52-278a OF THE CONNECTICUT

GENERAL STATUTES ANNOTATED AS SUCH HAS BEEN ADOPTED OR MAY BE AMENDED FROM TIME TO TIME. THE LESSEE EXPRESSLY WAIVES ALL RIGHTS TO ANY NOTICE OF AN APPLICATION AND ANY APPLICATION FOR A PREJUDGMENT REMEDY IN THE NATURE OF ANY ATTACHMENT, GARNISHMENT OR OTHERWISE, AND ANY HEARING THEREON, AND SPECIFICALLY AGREES THAT THE ATTORNEY FOR THE LESSOR MAY ISSUE A WRIT FOR A PREJUDGMENT REMEDY AND THE LESSOR SHALL HAVE THE RIGHT TO ATTACH THE PROPERTY OF THE LESSEE AND GARNISHEE THE DEBTORS OF THE LESSEE WITHOUT SECURING A COURT ORDER THEREFOR IN ANY ACTION OR ACTIONS BROUGHT BY THE LESSOR IN CONNECTION WITH THIS COMMERCIAL TRANSACTION.

     IN WITNESS WHEREOF, we have hereunto set our hands and seals the day and year first above written.

                                         LESSOR:

________________________                 By________________________

________________________

                                         LESSEE:

________________________                 By /s/ Signature Illegible

________________________

                                         By_________________________

                                   EXHIBIT A
                                   ---------

That certain tract or parcel of land, with the buildings and improvements thereon, situated in the Town of Westport, County of Fairfield and State of Connecticut and being shown and designated at Parcel B 0.4396 +/- acres, as shown and designated on map entitled "Map of Property Prepared for Bridge Square Property Associates Westport, Conn. Scale 1" = 20' April 28, 1986" which map is on file in the Westport Town Clerk's Office and numbered 8396, to which map reference is hereby made for a more particular description thereof.

Said Parcel B is bounded:

NORTHERLY:  146.60 feet by highway Bridge Street so-called;

EASTERLY:   158 feet more or less by the waters of the Saugatuck River;

SOUTHERLY:  143.19 feet by land of the Town of Westport; and

WESTERLY:   107.03 feet by highway Riverside Avenue so-called.

All as shown on said map and all said boundaries being now or formerly.

                                   EXHIBIT B
                                   ---------

                                BUILDING SKETCH
                                ---------------

                               Bridge Square East
                               ------------------

                           [FLOOR PLAN APPEARS HERE]

                           [FLOOR PLAN APPEARS HERE]

NEW RETAIL CONCEPTS, LTD. LEASE - LIQUID AUTVI

Section 2 - Rider

Lessor represents to Lessee that it has obtained all rights, permissions and consents necessary to allow Lessor to enter into this Lease. Lessor further acknowledges and agrees that if any provisions under this Lease are affected or impaired due to Lessor's failure to secure such necessary rights, permissions or consents that a) Lessor shall secure the necessary rights, permissions and consents to enable Lessee uninterrupted use of the premises or b) Lessee shall have the option to immediately terminate this Lease and Lessor shall immediately refund in full to Lessee all deposits and lease payments made. Lessor shall further indemnify Lessee for any expenses related to Lessor's breach of Section 2.